EXHIBIT 99.2

Second Quarter 2014 Earnings Report

ourselves and our advised entities ; the potential damage to our reputation and adverse impact to our business resulting from ongoing negative publicity ; and our rapid growth . You should not place undue reliance on any forward - looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time . The Company undertakes no obligation to publicly update or revise any forward - looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only .

quarter - over - quarter and increasing expectations for prepayments Note: Figures may not sum exactly due to rounding

Appendix

PennyMac®
Financial Services, Inc.

Second Quarter 2014 Earnings Report

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or from illustrative examples provided herein.

Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions if we do not comply with the laws and regulations applicable to our businesses; the creation of the Consumer Financial Protection Bureau, or CFPB, and enforcement of its rules; changes in existing U.S. government-sponsored entities, their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; certain banking regulations that may limit our business activities; changes in macroeconomic and U.S. residential real estate market conditions; difficulties in growing loan production volume; changes in prevailing interest rates; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust as a significant source of financing for, and revenue related to, our correspondent lending business; availability of required additional capital and liquidity to support business growth; our obligation to indemnify third-party purchasers or repurchase loans that we originate, acquire or assist in with fulfillment; our obligation to indemnify advised entities or investment funds to meet certain criteria or characteristics or under other circumstances; decreases in the historical returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among ourselves and our advised entities; the potential damage to our reputation and adverse impact to our business resulting from ongoing negative publicity; and our rapid growth.

You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Second Quarter Highlights

Continued revenue and earnings growth, enabled by PFSI's solid operational foundation

- Pretax income of $58.0 million; diluted earnings per common share of $0.45
  - Strong pretax earnings contributions from each of PFSI's segments: Production: $32.8 million; Servicing: $20.0 million; Investment Management: $5.3 million
- Loan production totaled $7.4 billion in UPB, driven by an improved mortgage origination market
  - Revenue of $63.9 million, up 21% from 1Q14
  - Correspondent production was $7.0 billion, up 44% from 1Q14; consumer direct originations were $403 million, up 29% from 1Q14
- Servicing portfolio reached $93.6 billion in UPB, up 12% from March 31, 2014
  - Revenue of $53.7 million, up 34% from 1Q14
  - Completed mini-bulk and flow acquisitions of MSRs totaling $5.5 billion in UPB
  - Initiated early buyout (EBO) program for defaulted loans, buying out $575 million in UPB primarily from legacy Ginnie Mae pools
- Net assets under management increased modestly to $2.14 billion, up from $2.10 billion at March 31, 2014
  - Revenue increased, driven by higher incentive fees from PMT's performance

PennyMac Financial's Strategic Mission

Be the Premier U.S. Mortgage Specialist Firm

PennyMac will achieve leadership distinction in its core businesses:

- Consumer direct and correspondent production
- Loan servicing
- Investment management

Demonstrated over time through:

- Return on equity and earnings growth
- Compliance and quality ratings
- Recognition and loyalty among customers, employees, business partners, investors, and other stakeholders

PFSI's Earnings Continue to Grow and Revenues Continue to Diversify



Earnings per Share
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.38(1)
$0.28
$0.32
$0.38
$0.45
2Q13
3Q13
4Q13
1Q14
2Q14

- Earnings growth reflects PFSI's continued success in profitably expanding market share across our businesses
  - Organic growth through the execution of our strategic initiatives



($ in millions)
Total Net Revenue
$140
$120
$100
$80
$60
$40
$20
$0
$107
32%
$87
$90
$105
$130
51%
2Q13
3Q13
4Q13
1Q14
2Q14
Loan production
Loan servicing
Investment management
Other

- Loan Servicing and Investment Management revenues, which are mostly recurring fees, have grown to 51% of total net revenue
  - Relatively more stable businesses that are increasing components of PFSI's business model
- Loan Production businesses generate fee income and MSR assets and help drive continued growth of the servicing portfolio

PennyMac Financial Services, Inc.

(1) Full-quarter equivalent

Current Market Environment and Outlook

- Interest rates and mortgage rates remain low in a historical context
  - Lower rates in Q2 aided refinance activity
  - Higher rates anticipated long-term
- Continued improvement in home prices across the U.S., while not as strong as in 2013
  - Higher values going forward likely to be driven by the tight supply of available homes combined with improvements in macroeconomic conditions and consumer confidence
- Prices for distressed whole loans have increased, helping fuel a greater supply of assets coming to market
- New mortgage origination market remains dominated by GSE and Ginnie Mae securitizations
  - Private-label securitization market is emerging slowly
  - Do not envision major changes to the GSE system in the foreseeable future
- Increased scrutiny of nonbank mortgage companies, with concerns that they have adequate capital, capabilities, and governance systems



Average 30-year fixed rate mortgage
%
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
4.14%

Source: Freddie Mac Primary Mortgage Market Survey



Existing home inventory
months
14
12
10
8
6
4
2
0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
5.5 months

Source: National Association of Realtors

PennyMac Financial Services, Inc.

Growth Continues in Each of PennyMac Financial's Businesses

Correspondent Production[1]



Market Share
8%
6%
4%
2%
0%
6.62%
7.42%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

Loan Servicing[1]



Market Share
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.85%
0.95%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

Consumer Direct Production[1]



Market Share
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.22%
0.23%
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

Investment Management



AUM (billions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.10
$2.14
2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14

PennyMac Financial Services, Inc.

(1) Source: Inside Mortgage Finance and company estimates. 2Q14 origination market of $295 billion as reported by Inside Mortgage Finance; market share estimates assume $94 billion for correspondent market (32% of total) and $177 billion for retail market (60% of total); servicing market share based on $9.87 trillion in mortgage debt outstanding as of June 30, 2014 as estimated by Inside Mortgage Finance.

Quarterly Highlights – Correspondent Production

Operational Highlights

- Correspondent acquisitions by PMT in 2Q14 totaled $7.0 billion
  - 57% government-insured loans – PFSI earns gain on mortgage loans
  - 43% conventional loans – fulfillment activity for PMT
- 3rd largest aggregator by volume(1)
- July correspondent acquisitions totaled $3.0 billion; locks totaled $2.9 billion

Correspondent Volume and Mix



(UPB in billions)
$12
$10
$8
$6
$4
$2
$0
$10.0
$6.7
$6.0
$5.5
$8.1
$4.3
$3.7
$2.4
$1.9
$3.0
$4.3
$4.0
$3.3
$2.9
$4.0
2Q13
3Q13
4Q13
1Q14
2Q14
Government-insured loans
Fulfillment activity for PMT
Total Locks(2)

Strategic Initiatives

- Continue to add seller relationships
- Expand on strong position in government-insured loans – specialist market with fewer competitors
- Continue to broaden the product menu (e.g., prime non-Agency loans)

Share of the Government-Insured Market(3)



7.5%
5.0%
2.5%
0.0%
4.0%
4.4%
5.2%
5.5%
5.8%
2Q13
3Q13
4Q13
1Q14
2Q14

PennyMac Financial Services, Inc.

(1) Source: Inside Mortgage Finance (IMF) and company estimates
(2) Includes locks related to PMT loan acquisitions, for which PFSI earns a fulfillment fee upon loan funding
(3) Government-insured correspondent acquisitions as a percentage of total government originations as reported by IMF; 2Q14 assumes total government-insured originations of $69 billion (23.5% of $295 billion in originations for 2Q14 as reported by IMF)

Quarterly Highlights – Consumer Direct Production

Operational Highlights

- Consumer direct production totaled $403 million in 2Q14, up 29% from 1Q14
- Strong portfolio-sourced recapture volume
  - Refinance activity increased due to lower mortgage rates during the quarter
  - Recapture rate from recent MSR acquisitions in excess of 50%
  - Value of recapture for PMT was $2.5 million

Consumer Direct Production Volume



(UPB in millions)
$500
$400
$300
$200
$100
$0
$345
$283
$211
$314
$403
2Q13
3Q13
4Q13
1Q14
2Q14
Portfolio-sourced
Non-portfolio

Strategic Initiatives

- Continued focus on recapture activity resulting from the growing servicing portfolio
- Continued development of the consumer direct platform
  - Business Development Officers (BDOs) to drive purchase money business
  - National advertising campaign

Quarterly Highlights – Loan Servicing

Operational Highlights

- Servicing portfolio totaled $93.6 billion in UPB at quarter-end, up 12% from 1Q14
  - Prime servicing and subservicing net growth of $11.1 billion in UPB from March 31, 2014
- Mini-bulk and flow MSR acquisitions totaled $5.5 billion in UPB during 2Q14
  - ESS co-investment by PMT totaled $53 million
- Initiated early buyout (EBO) program for defaulted loans primarily from legacy Ginnie Mae pools

Strategic Initiatives

- Ongoing organic servicing portfolio growth
- Mini-bulk and flow MSR acquisitions to supplement organic growth; expect intermittent larger bulk MSR transactions
- Drive operational efficiency with increasing economies of scale

Loan Servicing Portfolio Composition

(UPB in billions)



$100
$80
$60
$40
$20
$0
$44.4
$52.9
$78.2
$83.8
$93.6
2Q13
3Q13
4Q13
1Q14
2Q14
Prime owned
Prime subserviced
Special

Early Buy-Outs (EBOs) from Pools Serviced for Ginnie Mae

Interest cost for defaulted loans
– illustrative example only



4.8%
2.5 – 3.7%
MBS pass-through cost of sample Ginnie Mae pool
Cost of financing the loans once bought out (1)

- Initiated EBO program for defaulted loans (90+ days delinquent) in Ginnie Mae pools, as is customary for well-capitalized servicers
  - $575 million in UPB of buyouts during the quarter
- Economic benefit of EBO is reduced costs by financing with debt or the early sale of the FHA-insured or VA-guaranteed loans in default, vs. advancing the MBS pass-through rate
- Purchase of loan out of Ginnie Mae pool produces current period expense as net interest advances are charged to expense
- Offset by valuation increase in the remaining Ginnie Mae MSRs as forecasted future costs are reduced by removal of the delinquent loans from the MSR pool

PennyMac Financial Services, Inc.

(1) For debt financing, represents typical cost of funds and fees; does not include cost of capital of the required equity haircut. For sale, represents implied cost of financing at typical sale prices.

Quarterly Highlights – Investment Management

Operational Highlights

- Investment management revenues were $12.8 million, up 2% from 1Q14
  - Incentive fees from PMT increased 20% Q/Q, from improved performance
  - Carried interest from the Investment Funds declined 15% Q/Q
- Net assets under management increased to $2.14 billion at June 30, 2014

Strategic Initiatives

- Opportunities to manage additional capital for residential mortgage-related investments:
  - Distressed whole loans
  - MSRs resulting from correspondent aggregation
  - Excess servicing spread on MSRs
  - Investments in prime non-Agency loans
  - Agency and non-Agency MBS
  - GSE-issued risk transfers

Investment Management Revenues



($ in millions)
$15
$12
$9
$6
$3
$0
$13.1
$14.0
$14.4
$12.5
$12.8
2Q13
3Q13
4Q13
1Q14
2Q14
Carried interest & incentive fees
Base management fees & other revenue

PennyMac Financial Services, Inc.

Second Quarter Financial Review

- Diluted earnings per common share of $0.45
- Pretax income of $58.0 million, up 18% from 1Q14
- Total net revenue of $130.4 million, up 24% from 1Q14
- Total expenses of $72.4 million, up 28% from 1Q14

Business Segment Results

- Total pretax income from mortgage banking activities of $52.7 million, up 22% from 1Q14
- Production segment pretax income totaled $32.8 million, up 26% from 1Q14
  - Government-insured correspondent locks increased 34% Q/Q; consumer direct locks increased 29% Q/Q
  - Production segment revenues increased 21% Q/Q with strong contributions from both correspondent and retail
- Servicing segment pretax income totaled $20.0 million, up 17% from 1Q14
  - Higher servicing revenue resulting from a growing servicing portfolio and fees related to performing loan sales from the distressed portfolios of PennyMac-managed entities
- Investment Management segment pretax income of $5.3 million, down 11% from 1Q14

Mortgage Banking – Production Segment Results

Production Segment *Unaudited ($ in thousands)*	Quarter ended June 30, 2014	Quarter ended March 31, 2014
Revenue		
Net gains on mortgage loans held for sale at fair value	$ 38,101	$ 34,538
Loan origination fees	10,345	6,880
Fulfillment fees from PennyMac Mortgage Investment Trust	12,433	8,902
Net interest income	2,625	1,777
Other	383	643
	63,887	52,740
Expenses	31,126	26,786
Pretax income	$ 32,761	$ 25,954

Production Segment Metrics *Unaudited ($ in thousands)*	Quarter ended June 30, 2014	Quarter ended March 31, 2014
Net gains on mortgage loans	$ 38,101	$ 34,538
As % of IRLCs	0.74%	0.89%
Loan origination fees	$ 10,345	$ 6,880
As % of PFSI fundings	0.24%	0.21%
Fulfillment fees from PMT	$ 12,433	$ 8,902
Average fulfillment fee[(1)]	42 bps	46 bps

- Gain related to consumer-direct locks was approximately 320 bps in 2Q14[(2)]

PennyMac Financial Services, Inc.

[(1)] Fulfillment fees paid by PMT divided by unpaid principal balance of loans fulfilled for PMT during the quarter
[(2)] Adjusted for expected fallout, which is 35% for consumer-direct lock commitments

Mortgage Banking – Servicing Segment Results

Servicing Segment

Unaudited ($ in thousands)

	Quarter ended June 30, 2014	Quarter ended March 31, 2014
Revenue		
Net gains on mortgage loans held for sale at fair value	$ 1,603	$ -
Net servicing fees	56,969	43,764
Net interest expense	(5,106)	(4,057)
Other	265	519
	53,731	40,226
Expenses	33,772	23,113
Pretax income	$ 19,959	$ 17,113

Net Loan Servicing Fees

($ in thousands)

	Quarter ended June 30, 2014	Quarter ended March 31, 2014
Servicing fees[(1)]	$ 66,493	$ 57,319
Effect of MSRs:		
Amortization and realization of cash flows	(16,729)	(14,539)
Change in fair value and (provision for) reversal of impairment of MSRs carried at lower of amortized cost or fair value	(12,474)	(3,377)
Change in fair value of excess servicing spread financing	10,062	4,792
Hedging gains (losses)	9,617	(431)
Total amortization, impairment and change in fair value of MSRs	(9,524)	(13,555)
Net loan servicing fees	$ 56,969	$ 43,764

- Initiated EBO program for defaulted loans
- Purchase of loans out of Ginnie Mae pools produced approximately $7 million of current period expense in 2Q14
- Mostly offset by a value increase in the Ginnie Mae MSR portfolio as forecasted future costs are reduced by removal of loans from the MSR pool

(1) Includes contractually-specified servicing fees.

PennyMac Financial Services, Inc.

Mortgage Servicing Rights (MSR) Asset Valuation

June 30, 2014 ($ in millions)	Lower of amortized cost or fair value	Fair value not subject to excess servicing spread	Fair value subject to excess servicing spread
UPB	$27,357	$2,731	$26,964
Weighted average coupon	3.76%	4.79%	4.23%
Prepayment speed assumption (CPR)	8.2%	10.3%	10.2%
Weighted average servicing fee rate	0.29%	0.31%	0.31%
Fair value of MSR	$322.3	$34.1	$279.7
As a multiple of servicing fee	4.05	4.06	3.29
Carrying value of MSR	$314.0	$34.1	$279.7
Related excess servicing spread liability	-	-	($190.2)

- PFSI carries most of its originated MSRs at the lower of amortized cost or fair value
  - MSRs where the note rate on the underlying loan is equal to or less than 4.5%
- The fair value of MSRs carried at LOCOM was $8.3 million in excess of the carrying value at June 30, 2014
  - Fair value of the MSRs in excess of their carrying value decreased due to a decline in interest rates quarter-over-quarter and increasing expectations for prepayments

Note: Figures may not sum exactly due to rounding

Investment Management Segment Results

($ in thousands)	Quarter ended June 30, 2014	Quarter ended March 31, 2014
Revenue		
Management fees:		
From PennyMac Mortgage Investment Trust	$ 8,912	$ 8,074
From Investment Funds	2,086	2,035
	10,998	10,109
Carried Interest from Investment Funds	1,834	2,157
Net interest income	1	4
Other	(16)	256
	12,817	12,526
Expenses	7,490	6,532
Pretax income	$ 5,327	$ 5,994

Appendix

PennyMac Financial Is in a Unique Position Among Mortgage Specialists

Industry-leading platform built organically – not through acquisitions

- Not distracted by legacy/regulatory issues
- Disciplined, sustainable growth for more than 6 years
- Focused on building and testing processes and systems before large transaction volumes

Strong governance and compliance culture

- Led by distinguished board which includes seven independent Directors
- Robust management governance structure with 10 committees that oversee key risks and controls
- External oversight by regulators, business partners and other third parties

Desired structure in place to compete effectively as a non-bank

- Synergistic partnership with PMT, a leading residential mortgage REIT and long-term investment vehicle
- Provides access to efficient capital and reduces balance sheet constraints on growth

Distinctive expertise and full range of capabilities across mortgage banking and investment management

- ✓ **Loan production**, e.g., loan fulfillment systems and operations, correspondent counterparty review and management
- ✓ **Credit**, e.g., loan program development, underwriting and quality control
- ✓ **Capital markets**, e.g., pooling and securitization, hedging/interest rate risk management
- ✓ **Servicing**, e.g., customer service, default management, investor accounting
- ✓ **Corporate functions**, e.g., enterprise risk management, internal audit, treasury, finance and accounting, legal, IT infrastructure and development

- Over 1,500 employees
- Highly experienced management team – 60 senior-most executives have on average 23 years of relevant industry experience

PFSI Has Developed in a Sustainable Manner for Long-Term Growth

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

2014
- Continued organic growth of loan production and servicing businesses

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX
- Servicing UPB reached $78 bn

2012
- Expanded infrastructure in Tampa, FL
- Becomes largest non-bank correspondent aggregator

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2009
- Correspondent group established with a focus on operations development and process design

2008
- Operations launched
- De novo build of legacy-free mortgage servicer

	2008	2009	2010	2011	2012	2013	2014
Employees at year end	72	128	230	435	1,008	1,373	1,589 (1)

PennyMac Financial Services, Inc.

(1) As of 6/30/14

Opportunity for PFSI and PMT in MSR Acquisitions

Why Are MSR Sales Occurring?

- Large banks are selling MSRs due to continuing operational pressures, higher regulatory capital requirements (treatment under Basel III) and a re-focus on core customers/businesses
- Independent mortgage banks are selling MSRs due to the abrupt market contraction, operational losses, and a need for capital

How Do MSRs Come to Market?

- Intermittent large bulk portfolio sales ($10+ billion in UPB)
  - Require considerable coordination with selling institutions and Agencies
- Mini-bulk sales (typically $500 million to $5 billion in UPB)
  - Increased activity as originators sell MSRs retained in 2012 and 2013
- Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB)
  - Alternative delivery method typically from larger independent originators

Which MSR Transactions Are Attractive?

- GSE and Ginnie Mae servicing in which PFSI has distinctive expertise
- MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party)
- Measurable rep and warranty liability for PFSI

PFSI is uniquely positioned to be the successful acquirer of MSRs

- Proven track record of complex MSR and distressed loan transfers
- Operational platform that addresses the demands of the Agencies, regulators, and financing partners
- Physical capacity in place to service $200 billion in UPB
- Co-investment opportunity for PMT in the excess servicing spread

Acquisitions, Originations, and Locks by Product

($ in millions)	2Q13	3Q13	4Q13	1Q14	2Q14
Correspondent Acquisitions					
Conventional	$ 4,216	$ 3,608	$ 2,419	$ 1,907	$ 2,911
Government	4,262	3,992	3,340	2,913	3,991
Jumbo	107	74	14	13	81
Total	**$ 8,586**	**$ 7,674**	**$ 5,773**	**$ 4,833**	**$ 6,983**
Correspondent Locks					
Conventional	$ 5,069	$ 2,923	$ 2,532	$ 2,163	$ 3,393
Government	4,739	3,718	3,455	3,282	4,398
Jumbo	158	22	20	66	314
Total	**$ 9,966**	**$ 6,662**	**$ 6,008**	**$ 5,512**	**$ 8,105**
Consumer Direct Originations					
Conventional	$ 255	$ 235	$ 169	$ 56	$ 87
Government	85	44	41	258	315
Jumbo	5	4	-	-	2
Total	**$ 345**	**$ 283**	**$ 211**	**$ 314**	**$ 403**
Consumer Direct Locks					
Conventional	$ 457	$ 354	$ 273	$ 122	$ 247
Government	117	59	130	464	503
Jumbo	23	4	2	1	9
Total	**$ 597**	**$ 417**	**$ 405**	**$ 587**	**$ 759**
Total acquisitions/originations	**$ 8,930**	**$ 7,957**	**$ 5,984**	**$ 5,147**	**$ 7,386**
Total locks	**$ 10,563**	**$ 7,079**	**$ 6,413**	**$ 6,099**	**$ 8,864**

Note: Figures may not sum exactly due to rounding

PennyMac Financial Services, Inc.